UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 23, 2020

CEL SCI CORP
(Exact name of Registrant as specified in its charter)

Colorado	001-11889	84-0916344
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8229 Boone Blvd., #802
Vienna, Virginia 22182
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (703) 506-9460

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	CVM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02
Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 23, 2020, the board of directors (the “Board”) of CEL-SCI Corporation (the “Company”), in consultation with management, concluded that the Company’s previously issued unaudited condensed financial statements contained within the Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2019, March 31, 2020, and June 30, 2020 should no longer be relied upon. Accordingly, the Company intends to restate the aforementioned financial statements by amending its quarterly reports on Form 10-Q for the quarters ended December 31, 2019, March 31, 2020, and June 30, 2020. The Company expects to file amended quarterly reports as soon as possible.

On October 1, 2019, the Company adopted Accounting Standards Codification (ASC) 842, Leases, and applied the standard’s transition provisions to account for the build-to-suit lease for the Company’s Multikine manufacturing facility. The lease for the manufacturing facility was signed in August 2007. When calculating the right of use (ROU) asset for this lease under ASC 842 during the preparation of the year-end financial statements, the Company determined that the opening Finance ROU asset and total stockholders’ equity balances were understated by approximately $2.04 million as of October 1, 2019, the date of adoption.

●
The unamortized value of approximately $0.6 million relating to the issuance of warrants to the landlord should have been capitalized and included as part of the Finance ROU asset as of October 1, 2019.
●
The unamortized value of approximately $1.4 million relating to a payment made to the landlord at lease inception, which the Company is recovering in the form of reduced rent, should have been capitalized and included as part of the Finance ROU asset as of October 1, 2019.

The changes do not impact any prior year’s financial statements but are an adjustment to the opening Finance ROU asset and accumulated deficit balances effective October 1, 2019. As a result of the changes to the opening Finance ROU asset and accumulated deficit balances, the financial statements filed for the three quarterly reporting periods during 2020 will be adjusted as follows:

	As of December 31, 2019
BALANCE SHEET	As Reported	Adjustment	Corrected	% Impact
Finance and Operating ROU Assets	$14,066,247	$1,985,751	$16,051,998	14%
Property and equipment, net	2,712,577	-	2,712,577	0%
Other Assets	12,729,009	-	12,729,009	0%
Total Assets	$29,507,833	$1,985,751	$31,493,584	7%

Finance and Operating Lease Liability	$14,252,491	-	14,252,491	0%
Other Liabilities	8,287,028	-	8,287,028	0%

Total stockholders' equity	6,968,314	1,985,751	8,954,065	28%

Total liabilities and stockholders' equity	$29,507,833	$1,985,751	$31,493,584	7%

In addition, the cumulative effect adjustment to the opening accumulated deficit balance in the statement of stockholders' equity as of October 1, 2019 increased approximately $2.0 million from approximately $0.1 million (as reported) to approximately $2.1 million (corrected).

	Three Months Ending December 31, 2019
	As Reported	Adjustment	Corrected	% Impact
STATEMENT OF OPERATIONS
Grant Income	$35,506	$-	$35,506	0%

Operating Expenses
Research and Development	4,196,613	56,200	4,252,813	1%
General and administrative	2,638,896	-	2,638,896	0%
Total Operating Expenses	6,835,509	56,200	6,891,709	1%

Operating loss	(6,800,003)	(56,200)	(6,856,203)	1%

Interest expense, net	(250,783)	-	(250,783)	0%
Other profit and loss items	1,575,626	-	1,575,626	0%

Net loss	$(5,475,160)	$(56,200)	$(5,531,360)	1%

	As of March 31, 2020
BALANCE SHEET	As Reported	Adjustment	Corrected	% Impact
Finance and Operating ROU Assets	$13,640,703	$1,929,551	$15,570,254	14%
Prpoperty and equipment, net	3,286,273	-	3,286,273	0%
Other Assets	17,790,250	-	17,790,250	0%
Total Assets	$34,717,226	$1,929,551	$36,646,777	6%

Finance and Operating Lease Liability	$14,022,236	-	14,022,236	0%
Other Liabilities	8,486,481	-	8,486,481	0%

Total stockholders' equity	12,208,509	1,929,551	14,138,060	16%

Total liabilities and stockholders' equity	$34,717,226	$1,929,551	$36,646,777	6%

	Three Months Ending March 31, 2020				Six Months Ending March 31, 2020
	As Reported	Adjustment	Corrected	% Impact	As Reported	Adjustment	Corrected	% Impact
STATEMENT OF OPERATIONS
Grant Income	$298,726	$-	$298,726	0%	$334,232	$-	$334,232	0%

Operating Expenses
Research and Development	4,402,347	56,200	4,458,547	1%	8,598,960	112,400	8,711,360	1%
General and administrative	2,558,522	-	2,558,522	0%	5,197,418	-	5,197,418	0%
Total Operating Expenses	6,960,869	56,200	7,017,069	1%	13,796,378	112,400	13,908,778	1%

Operating loss	(6,662,143)	(56,200)	(6,718,343)	1%	(13,462,146)	(112,400)	(13,574,546)	1%

Interest expense, net	(253,407)	-	(253,407)	0%	(504,190)	-	(504,190)	0%
Other profi and loss items	(2,117,802)	-	(2,117,802)	0%	(542,176)	-	(542,176)	0%

Net loss	$(9,033,352)	$(56,200)	$(9,089,552)	1%	$(14,508,512)	$(112,400)	$(14,620,912)	1%

	As of June 30, 2020
BALANCE SHEET	As Reported	Adjustment	Corrected	% Impact
Finance and Operating ROU Assets	$13,605,286	$1,873,351	$15,478,637	14%
Property and equipment, net	3,762,633	-	3,762,633	0%
Other Assets	24,666,948	-	24,666,948	0%
Total Assets	$42,034,867	$1,873,351	$43,908,218	4%

Finance and Operating Lease Liability	$14,157,390	-	14,157,390	0%
Other Liabilities	8,862,537	-	8,862,537	0%

Total stockholders' equity	19,014,940	1,873,351	20,888,291	10%

Total liabilities and stockholders' equity	$42,034,867	$1,873,351	$43,908,218	4%

	Three Months Ending June 30, 2020				Nine Months Ending June 30, 2020
	As Reported	Adjustment	Corrected	% Impact	As Reported	Adjustment	Corrected	% Impact
STATEMENT OF OPERATIONS
Grant Income	$195,874	$-	$195,874	0%	$530,106	$-	$530,106	0%

Operating Expenses
Research and Development	3,912,870	56,200	3,969,070	1%	12,511,830	168,600	12,680,430	1%
General and administrative	3,192,403	-	3,192,403	0%	8,389,821	-	8,389,821	0%
Total Operating Expenses	7,105,273	56,200	7,161,473	1%	20,901,651	168,600	21,070,251	1%

Operating loss	(6,909,399)	(56,200)	(6,965,599)	1%	(20,371,545)	(168,600)	(20,540,145)	1%

Interest expense, net	(273,708)	-	(273,708)	0%	(777,898)	-	(777,898)	0%
Other profit and loss items	(3,037,672)	-	(3,037,672)	0%	(3,579,848)	-	(3,579,848)	0%

Net loss	$(10,220,779)	$(56,200)	$(10,276,979)	1%	$(24,729,291)	$(168,600)	$(24,897,891)	1%

Management has determined that, as a result of the errors described above, management's previous conclusions regarding the effectiveness of the Company's disclosure controls and procedures as of December 31, 2019, March 31, 2020, and June 30, 2020 need to be modified. The Company will provide management's modified conclusions in the restated interim financial statements.

The Company's Audit Committee has discussed with BDO USA LLP, the Company’s independent registered public accounting firm, the matters disclosed in this 8-K report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEL-SCI CORPORATION

Date: December 29, 2020	By:	/s/ Geert Kersten
Geert Kersten
Chief Executive Officer